UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 17, 2020

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road , Suite 210 , Berwyn , Pennsylvania		19312
(Address of principal executive offices)		(Zip Code)
(
610
)
251-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company,
indicate
by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
Triumph Group, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K which was originally filed with the Securities and Exchange Commission on December 17, 2020 (the “Original Form 8-K”). Under Item 9.01 of the Original Form 8-K, the Company stated in Exhibit 99.3 that the interactive data file would be required within six business days. This Amendment No. 1 includes the interactive data file as required by Regulation S-T. This Amendment No. 1 does not modify or update Form 8-K information filed on December 17, 2020 in any way, nor does it reflect any subsequent information or events, other than to address the temporary hardship exemption provided by Rule 201 of Regulation S-T.

Item 8.01	Other Events.
Effective April 1,
2020
, the
Company
changed its method of accounting for the determination of the market-related value of assets (“
MRVA
”) for a class of assets (fixed income securities) within the qualified U.S. defined benefit plan (the “Plan”) which is used in determining the expected return on asset component of net periodic benefit income. This class of assets is comprised solely of the fixed income securities asset class held in the portfolio for the Plan, which provides a natural hedge (liability-hedging assets) against the changes in the recorded amount of net periodic pension cost.
The Company’s previous method of accounting was to calculate the MRVA for all the Plan’s assets recognizing investment gains and losses into the MRVA over a five-year period. The Company has changed its method of accounting and elected to use the fair value of our fixed income securities, which represent approximately 44% of the Plan’s assets, to determine the MRVA beginning in the second quarter of fiscal 2021. This change in accounting principle is preferable as it results in an expected return on asset component of net periodic benefit income that more accurately reflects the changes in the fair values of the fixed income securities. No change is being made to the accounting principle for the other classes of pension assets, which represent the remaining 56% of the pension asset portfolio for the Plan. The gains and losses for these other plan assets will continue to be amortized into the MRVA over a five-year period.
The change in accounting principle requires retrospective application and prospective disclosure.
The Company is filing this Current Report on Form
8-K
to recast certain financial and related information included in Triumph Group, Inc.’s Annual Report on Form
10-K
for the fiscal year ended March 31, 2020, (FY 2020 Form
10-K)
and on Quarterly Report on Form
10-Q
for the quarterly period ended June 30, 2020, (Q1 FY 2021 Form
10-Q)
to reflect the new accounting method.
In Exhibit 99.1 to this Report, the Company has updated the following items contained in the FY 2020 Form
10-K:

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data, including Report of Independent Registered Public Accounting Firm (on the Company’s Consolidated Financial Statements)
In Exhibit 99.2 to this Report, the Company has updated the following items contained in the Q1 FY 2021 Form
10-Q:

•	Part I, Item 1. Financial Statements (Unaudited)

•	Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
This Report does not reflect events occurring after the May 28, 2020, filing date of the FY 2020 Form
10-K
and does not modify or update the disclosures therein except to present the new operating structure. For developments since the filing of the FY 2020 Form
10-K,
refer to the Company’s Quarterly Reports on Form
10-Q
for the quarters ended June 30, 2020 and September 30, 2020, and its Current Reports on Form
8-K
filed subsequent to the FY 2020 Form
10-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Revisions to Triumph Group, Inc.’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020:

Revised Part II, Item 6. Selected Financial Data
Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Revised Part II, Item 8. Financial Statements and Supplementary Data, including Report of Independent Registered Public Accounting Firm (on the Company’s Consolidated Financial Statements)

99.2	Revisions to Triumph Group, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020:

Revised Part I, Item 1. Financial Statements (Unaudited)
Revised Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Revised Part II, Item 8. Financial Statements and Supplementary Data, including Report of Independent Registered Public Accounting Firm (on the Company’s Consolidated Financial Statements)

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2020	TRIUMPH GROUP, INC.

	By:	/s/ Thomas A. Quigley, III
Thomas A. Quigley, III
Vice President, Investor Relations and Controller